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                                                                    EXHIBIT 10.4

                       SECOND AMENDED SECURITY AGREEMENT
                                 (STOCK PLEDGE)

         This Second Amended Security Agreement is executed as of December 31, 1997, by and between Biodynamics International, Inc., a Florida Corporation ("Pledgor") and Renaissance Capital Partners II, Ltd., a Texas limited partnership ("Pledgee").

                              BACKGROUND STATEMENT

         Pledgor beneficially owns 100% of the shares of the capital of Biodynamics International (Duetschland) GmbH, a German corporation, 100% of the shares of the Common Stock of Biodynamics International (United States), Inc., a Florida Corporation, and 100% of the shares of the Common Stock of Biodynamics for Partnerships, Inc., a Florida Corporation (collectively the "Shares");

         Pledgor executed that certain Security Agreement dated as of June 30, 1997, in connection with that certain Promissory Note in the original principal amount of $1,010,027.40 made payable to the order of Pledgee, pursuant to which the Shares were pledged to Pledgee as security for the obligations of Pledgor;

         Pledgor executed that certain First Amended Security Agreement dated as of September 15, 1997, in connection with that certain Promissory Note in the original principal amount of $2,035,928.32 (the "Note") made payable to the order of Pledgee pursuant to which the Shares were pledged to Pledgee as security for the obligations of Pledgor;

         Pledgor has requested that Pledgee: (i) provide additional financing to Pledgor, and (ii) modify the terms of the indebtedness represented by the Note to extend the maturity date, to reduce the interest rate from 12% per annum to 9% per annum, and to convert the indebtedness into a loan which is convertible into the common stock of the Pledgor and Pledgee has agreed to provide the requested accommodations to Pledgor.

         NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties agree as follows:

         1.      AMENDMENT OF SECURITY AGREEMENT.

         The Security Agreement is hereby amended to change the description of the Note for which the shares were pledged as collateral. For all purposes hereafter the Note shall refer to the following:

         All obligations of Pledgor to Pledgee pursuant to the terms of (i) Convertible Debenture Loan Agreement by between Biodynamics International, Inc. its wholly owned subsidiaries Biodynamics International (Deutschland) GmbH, Biodynamics International (United States), Biodynamics for Partnerships, Inc. and Renaissance Capital Partners II, Ltd.; and (ii) 9% Convertible in the principal amount of $2,074,081.06 by and between Biodynamics International, Inc. its wholly owned subsidiaries Biodynamics International (Deutschland) GmbH, Biodynamics International (United States), Biodynamics for Partnerships, Inc. and Renaissance Capital Partners II, Ltd.

         2.      ADDITIONAL REPRESENTATIONS AND WARRANTIES.

         Debtor represents and warrants to Secured Party that Debtor has full power and authority to execute and deliver this Amendment, and this Amendment constitutes Debtor's valid, binding and enforceable obligation.

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         3.      MISCELLANEOUS.

         This Amendment, the Security Agreement, and all related instruments and agreements shall be governed by the laws of the State of Texas. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original.

         4.      ENTIRE AGREEMENT.

         The Security Agreement, as amended hereby, is ratified and continues in full force and effect.

         THIS AGREEMENT, TOGETHER WITH THE SECURITY AGREEMENT, FIRST AMENDMENT TO SECURITY AGREEMENT, CONVERTIBLE DEBENTURE LOAN AGREEMENT AND CONVERTIBLE DEBENTURE, CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, this Second Amendment to Security Agreement has been duly executed as of the date set forth above.

         FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Debtor hereby covenants and agrees with Secured Party as follows:

         EXECUTED as of the day and year first herein set forth.


                                        BIODYNAMICS INTERNATIONAL, INC.

1719 Route 10, Suite 34
Parsippany, New Jersey 07054
                                        By: ________________________________
                                        Name:    Karl Meister
                                        Title:   Chief Executive Officer